UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current report pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

Delaware	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 29, 2008, WJ Communications, Inc. (the “Company”) issued a press release updating its preliminary revenue, cash and non-GAAP profitability results for the fourth quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Report on Form 8-K.

Item 8.01               Other Events.

On January 29, 2008, the Company also announced the re-engaging with a key customer.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated January 29, 2008 updating the Company’s preliminary revenue, cash and non-GAAP profitability results for the fourth quarter of 2007 and announcing re-engaging with key customer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ R. Gregory Miller
R. Gregory Miller
Chief Financial Officer

Dated:  January 29, 2008.